UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2009

DIGITAL ANGEL CORPORATION
 (Exact name of registrant as specified in its charter)

DELAWARE	0-26020	43-1641533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 VILLAUME AVENUE SOUTH SAINT PAUL, MINNESOTA	55075
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 651-455-1621

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

SFAS 160

Effective January 1, 2009, Digital Angel Corporation (the “Company”, “we” or “our”) adopted Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements — an amendment of Accounting Research Bulletin (“ARB”) No. 51 (“FAS 160”). This statement amended ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. In addition, FAS 160 changes the way the consolidated statement of operations is presented by requiring consolidated net income to be reported at amounts that include the amounts attributable to both the parent and the noncontrolling interest. This statement also establishes a single method of accounting for changes in a parent’s ownership interest in a subsidiary that do not result in deconsolidation and requires that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated. This statement was effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. FAS 160 is required to be applied prospectively as of the beginning of the fiscal year in which this statement is initially applied, except for the presentation and disclosure requirement which is required to be applied retrospectively for all periods presented.

The following tables set forth our consolidated statement of operations data and consolidated balance sheet data as of and for each of the years in the five year period ended December 31, 2008 as presented in our 2008 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2009 and as re-presented to reflect the adoption of FAS 160 on our selected financial data as indicated. The adoption of FAS 160 did not have an impact on our calculation of loss/earnings per share.

The selected financial data presented below should be read in conjunction with our consolidated financial statements and related notes, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other financial information appearing in our 2008 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2009.

SELECTED FINANCIAL DATA AS ORIGINALLY REPORTED

	For the Fiscal Year Ended December 31,
	2008	2007	2006	2005	2004
	(in thousands)
Statement of Operations Data as Originally Reported:
Revenue	$78,172	$77,794	$54,053	$53,853	$44,460
Cost of sales	51,850	48,963	31,779	29,663	24,782

Gross profit	26,322	28,831	22,274	24,190	19,678

Selling, general and administrative expense	34,295	44,338	34,487	28,065	24,673
Research and development	3,146	4,702	3,442	3,534	2,712
Restructuring, severance and separation expenses	3,678	—	—	—	—
Goodwill and asset impairments	35,467	4,632	—	—	—

Operating loss	(50,264)	(24,841)	(15,655)	(7,409)	(7,707)

Gain on sale of assets	—	691	—	—	—
Interest and other income (expense), net	2,722	444	1,734	2,056	1,874
Interest (expense) recovery	(10,892)	(6,720)	(3,076)	2,327	(2,728)

Loss from continuing operations before benefit (provision) for taxes, minority interest and gains (losses) attributable to capital transactions of subsidiary	(58,434)	(30,426)	(16,997)	(3,026)	(8,561)

Benefit (provision) for income taxes	165	(160)	198	656	(1)

Loss from continuing operations before minority interest and gains (losses) attributable to capital transactions of subsidiary	(58,269)	(30,586)	(16,799)	(2,370)	(8,562)

Minority interest	(122)	8,011	2,368	(73)	(415)
Net (loss) gain on capital transactions of subsidiary	—	(629)	322	411	11,090
(Loss) gain attributable to changes in minority interest as a result of capital transactions of subsidiary	—	(3,632)	135	598	(20,203)

Loss from continuing operations	(58,391)	(26,836)	(13,974)	(1,434)	(18,090)

Income (loss) from discontinued operations, net of income taxes of $0, $1,043, $260, $209 and $76	258	(5,184)	(13,235)	(8,731)	791

Net loss	(58,133)	(32,020)	(27,209)	(10,165)	(17,299)
Preferred stock dividends and other	—	—	—	(1,573)	—
Accretion of beneficial conversion feature of preferred stock	—	—	—	(474)	—

Net loss attributable to common stockholders	$(58,133)	$(32,020)	$(27,209)	$(12,212)	$(17,299)

	As of December 31,
	2008	2007	2006	2005	2004
	(in thousands)
Balance Sheet Data as Originally Reported:
Cash and cash equivalents	$1,807	$2,222	$6,071	$20,561	$30,053
Restricted cash	—	90	81	310	327
Current assets from discontinued operations	5	23,503	20,847	23,248	12,768
Property and equipment	8,834	12,014	10,339	9,497	7,063
Goodwill and intangibles, net	30,214	57,367	56,410	52,850	47,632
Other assets from discontinued operations	32	35,729	53,464	58,109	25,907
Total assets	64,206	167,636	172,225	185,958	140,188

Current liabilities of discontinued operations	10	13,866	30,434	28,276	18,768
Long-term debt	6,942	17,217	14,192	15,657	2,288
Total debt	15,524	31,448	20,585	18,367	2,485
Other liabilities of discontinued operations	—	6,439	7,683	5,666	745
Minority interest	45	208	46,140	48,325	52,644
Minority interest, discontinued operations	—	13,157	2,934	1,437	1,669
Stockholders’ equity	22,660	70,995	43,864	66,546	40,844

SELECTED FINANCIAL DATA AS RE-PRESENTED TO REFLECT THE ADOPTION OF FAS 160

	For the Fiscal Year Ended December 31,
	2008	2007	2006	2005	2004
	(in thousands)
Statement of Operations Data as Re-Presented to Reflect the Adoption of FAS 160:
Loss from continuing operations, as reported	$(58,391)	$(26,836)	$(13,974)	$(1,434)	$(18,090)
Remove minority interest (to present below as noncontrolling interest)	(122)	8,011	2,368	(73)	(415)

Net loss from continuing operations, re-presented	(58,269)	(34,847)	(16,342)	(1,361)	(17,675)
Income (loss) from discontinued operations attributable to Digital Angel Corporation, net of income taxes of $0, $1,043, $260, $209 and $76	258	(5,184)	(13,235)	(8,731)	791

Net loss, re-presented	(58,011)	(40,031)	(29,577)	(10,092)	(16,884)
(Income) loss attributable to noncontrolling interest	(122)	8,011	2,368	(73)	(415)

Net loss attributable to Digital Angel Corporation	(58,133)	(32,020)	(27,209)	(10,165)	(17,299)
Preferred stock dividends and other	—	—	—	(1,573)	—
Accretion of beneficial conversion feature of preferred stock	—	—	—	(474)	—

Net loss attributable to common stockholders of Digital Angel Corporation	$(58,133)	$(32,020)	$(27,209)	$(12,212)	$(17,299)

	As of December 31,
	2008	2007	2006	2005	2004
	(in thousands)
Balance Sheet Data Re-Presented to Reflect the Adoption of FAS 160:
Stockholders’ equity attributable to Digital Angel Corporation, as reported	$22,660	$70,995	$43,864	$66,546	$40,844

Reclassify noncontrolling interest from continuing operations to stockholders’ equity	45	208	46,140	48,325	52,644
Reclassify noncontrolling interest from discontinued operations to stockholders’ equity	—	13,157	2,934	1,437	1,669

Stockholders’ equity attributable to noncontrolling interest	45	13,365	49,074	49,762	54,313

Stockholders’ equity, re-presented	$22,705	$84,360	$92,938	$116,308	$95,157

Litigation

On June 19, 2009, Michael Krawitz, who was for many years the former General Counsel and during 2007 the Chief Executive Officer of the Company (and who, therefore, as a signator of the Company’s filings with the SEC on Forms 10-Q and 10-K and was expected and legally required to be intimately familiar with the operations and financial affairs of the Company), filed a lawsuit in the United States District Court for the Southern District of Florida against the Company. Because the Company has not yet been served with the lawsuit, the following discussion is necessarily subject to possible later amplification upon a thorough review and analysis of all allegations and claims. The lawsuit also names as defendants Joseph Grillo, the Company’s current Chief Executive Officer and Director, as well as Daniel Penni, Michael Zarriello, John Block and Dennis Rawan, who are members of the Company’s Board of Directors. The lawsuit alleges, among other things, that the defendants engaged in deceptive conduct in inducing Mr. Krawtiz to amend his employment agreement to accept stock in lieu of cash owed for severance payments claimed to be due under this agreement. The alleged deceptive conduct includes allegations that the Company made misrepresentations to Mr. Krawitz during the time he was serving as the Company’s CEO and General Counsel. These alleged misrepresentations include issues regarding the financial health and operations of the Company and its consolidated subsidiaries and promises which the defendants allegedly knew could not be kept. The lawsuit alleges violations of state and federal securities laws and other common law claims including breach of contract, fraudulent inducement and common law fraud. Mr. Krawitz seeks damages in excess of $1,000,000, plus attorneys’ fees and expenses. The Company believes strongly that the complaint is frivolous and entirely without merit and intends to aggressively defend the lawsuit, including the assertion of all applicable defenses and potential counterclaims.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL ANGEL CORPORATION
Date: June 26, 2009
By: /s/ Lorraine M. Breece
Name: Lorraine M. Breece
Title: Senior Vice President and Chief Financial Officer

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